UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                 Pursuant to Section 13 OR 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest reported) December 8, 2000
                                           -----------------

                  WHITNEY INFORMATION NETWORK, INC.
                  ---------------------------------
       (Exact name of registrant as specified in its chapter)


    COLORADO               000-27403                84-1475486
    --------               ---------                ----------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification
  incorporation)                                   No.)


        4818 Coronado Parkway, Cape Coral, Florida   33940
        --------------------------------------------------
        (Address of principal executive offices)  (Zip code)


Registrants telephone number, including area code(941)542-8999
                                                  ------------


  ______________________________________________________________
  (Former name or former address, if changed since last report)




ITEM 5.  OTHER EVENTS

A. This filing of Form 8-K is for the purpose of reporting to the SEC the latest News Release from Whitney Information
Network, Inc.












WHITNEY INFORMATION NETWORK, INC.                 NEWS RELEASE

For more information, contact

Whitney Information Network, Inc.
 4818 Coronado Parkway
 Cape Coral, FL 33904

 Ron Simon, CFO, 941/936-7500
 Richard Brevoort, 941/542-8999
 www.russwhitney.com

Date: December 5, 2000
8:00AM

    Whitney Information Network to Restate Financial Statements

Cape Coral, FL-Whitney Information Network, Inc. (RUSS) today announced that it will restate its 1998, 1999 year end and quarterly statements and 2000 quarterly through September 30, 2000 financial statements to reflect as period costs advertising expenses and other expenses giving rise to deferred revenues that were previously capitalized.

This restatement will result in cumulative losses (estimated through the end of 2000) of approximately $12,000,000.
However, by recognizing these losses in this period the Company will be able to realize approximately $21,000,000 in deferred revenues (net of approximately 20% in related costs) in 2001 and later years, with the majority of the income recognition in 2001.

The Company had its best year since its inception in the year 2000 and has increased sales by approximately 50% over the prior year. The Company expects to continue sales at the 2000 year level or greater in future periods. Management is optimistic that the restatement will improve the Companys profit picture for 2001.

In Whitney Information Networks 12-year history, it has emerged as a leader in teaching wealth-building techniques. The company, based in Cape Coral, Fla., was founded by nationally known wealth building expert and author Russ Whitney. Whitney Information Network provides solid financial education, systems, and strategies for its students to build wealth. In addition to its core business training courses, the company is expanding with a recently launched Internet service and an affiliate program. Additional information is available on the companys web site at http://www.russwhitney.com.

The statements made in this news release concerning predictions of economic performance and managements plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking information involve important risks and uncertainties that could significantly affect anticipated results in the future and such results may differ from those expressed in any forward-looking statement made by or on behalf of the company. These risks and uncertainties include, but are not limited to, the companys ability to generate working capital, activities of competitors, risks associated with business combinations, dependence upon management, the effect of economic conditions, and other uncertainties which may be outlined in future company announcements or detailed in the companys filings with the Securities and Exchange Commission.

                           ###




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.


/s/ Ronald S. Simon
Ronald S. Simon
Secretary/Treasurer, Chief Financial Officer
and a member of the Board of Directors
Date: December 8, 2000